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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (date of earliest event reported):  November 2, 1998

Commission File Number:                       000-28278
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                      AUTONOMOUS TECHNOLOGIES CORPORATION
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            (Exact name of registrant as specified in its charter)



                FLORIDA                                  59-2554729
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    (State or other Jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation or organization)


                    2800 DISCOVERY DRIVE, ORLANDO, FL 32826
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                   (Address of principal executive offices)


                                (407) 384-1600
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             (Registrant's telephone number, including area code)
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Item 5.   Other Events

PMA Approval for the LADARVision System.

          On November 2, 1998, the U.S. Food and Drug Administration (FDA) approved the Company's LADARVision(R) System for use in the treatment of mild to moderate nearsightedness (-1.00 to -10.00 diopters) with or without astigmatism (up to -4.00 diopters) with photorefractive keratectomy (PRK). The Company issued a press release on November 3, 1998 with regard to this approval, which is filed herewith as Exhibit 99.1.

Irrevocable Notice to Exercise Option to Purchase 400 Shares of Series I Convertible Preferred Stock.

          On November 9, 1998, the holder of the Company's outstanding Series I Convertible Preferred Stock, OZ Master Fund, LLP (the "Investor"), gave an irrevocable notice to the Company for the exercise of its option to purchase an additional 400 shares of the Company's Series I Convertible Preferred Stock for a total of $4,000,000, and thus receive a two-year stock purchase warrant for 300,000 shares of Common Stock with an exercise price of $6.17 per share. The closing of the exercise of the option is subject to the effectiveness of a resale registration statement on Form S-3.

          The Investor purchased 500 shares of the Company's Series I Convertible Preferred Stock on April 16, 1998, for a total of $5,000,000 and received the aforementioned option to purchase these additional 400 shares of Series I Convertible Preferred Stock along with a stock purchase warrant for 300,000 shares of Common Stock. The closing of this purchase occurred on August 7, 1998. The 500 shares of Series I Convertible Preferred Stock, the option and the warrant were sold pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(2). The Company previously filed Current Reports on Form 8-K on April 27, 1998 and July 22, 1998 describing the sale of the Series I Convertible Preferred Stock, the option and the warrant to the Investor.

          The Investor may receive an aggregate maximum of 2,263,197 shares of Common Stock upon the conversion of the total 900 shares of Series I Convertible Preferred Stock that it has now purchased. In addition, the Investor will receive 300,000 shares of Common Stock if it exercises the stock purchase warrant, for a total of 2,563,197 shares of Common Stock. As of this date, the Investor has converted 230 shares of Series I Convertible Preferred Stock into 656,148 shares of Common Stock. A registration statement on Form S-3 was declared effective by the Securities and Exchange Commission on August 6, 1998, covering the resale of up to 1,750,000 shares of Common Stock out of this total of 2,563,197 shares of Common Stock.

Item 7.   Financial Statements & Exhibits

          Exhibits
          --------
EX10.1    Notice of Option Exercise Dated November 9, 1998
EX99.1    Press Release issued November 3, 1998 by the Company

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AUTONOMOUS TECHNOLOGIES CORPORATION

                                                               /s/Monty K. Allen
                                              __________________________________
                                                  Monty K. Allen, Vice President
                                                         Chief Financial Officer
Dated:  November 12, 1998

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